UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 27, 2018

WAYFAIR INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36666	36-4791999
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Copley Place, 7th Floor

Boston, MA 02116

(Address of principal executive offices, including zip code)

(617) 532-6100

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of Additional Notes

On November 14, 2018, Wayfair Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with certain financial institutions (collectively, the “Initial Purchasers”) pursuant to which the Company agreed to sell $500,000,000 aggregate principal amount of its 1.125% Convertible Senior Notes due 2024 (the “Original Notes”) and also granted a 13-day option (the “Option”) to the Initial Purchasers to purchase all or part of an additional $75,000,000 aggregate principal amount of its 1.125% Convertible Senior Notes due 2024 (the “Additional Notes” and together with the Original Notes, the “Notes”).

On November 29, 2018, the Company issued all $75,000,000 of Additional Notes to the Initial Purchasers pursuant to the Initial Purchasers’ exercise in full of the Option. The Additional Notes were issued under the indenture (the “Indenture”), dated as of November 19, 2018, between the Company and U.S. Bank National Association, as trustee, and have identical terms to the Original Notes. The Indenture and the Notes are each as described in Item 1.01 of the Company’s Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission on November 19, 2018, which is incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the text of the Indenture and the Form of 1.125% Convertible Senior Notes due 2024, which are filed as Exhibit 4.1 and 4.2, respectively, to the Prior 8-K and are incorporated herein by reference.

Additional Capped Call Transactions

On November 27, 2018, in connection with the Initial Purchasers’ exercise in full of the Option, the Company entered into additional privately negotiated capped call transactions (the “Additional Capped Call Transactions”) with one of the Initial Purchasers and certain other financial institutions (the “Option Counterparties”). Collectively, the Additional Capped Call Transactions cover, initially, the number of shares of the Company’s Class A common stock underlying the Additional Notes, subject to anti-dilution adjustments substantially similar to those applicable to the Notes. The cost of the Additional Capped Call Transactions was approximately $12.2 million.

The Additional Capped Call Transactions are on the same terms as the capped call transactions that the Company entered into with the Option Counterparties in connection with the pricing of the Original Notes.

The Additional Capped Call Transactions are expected generally to reduce the potential dilution and/or offset the cash payments the Company is required to make in excess of the principal amount of the Additional Notes upon conversion of the Additional Notes in the event that the market price per share of the Company’s Class A common stock is greater than the strike price of the Additional Capped Call Transactions (which initially corresponds to the initial conversion price of the Notes and is subject to certain adjustments under the terms of the Additional Capped Call Transactions), with such reduction and/or offset subject to a cap based on the cap price of the Additional Capped Call Transactions. The cap price of the Additional Capped Call Transactions will initially be $219.6250 per share of the Company’s Class A common stock, which represents a premium of 150% over the last reported sale price of the Company’s Class A common stock on November 14, 2018, and is subject to certain adjustments under the terms of the Additional Capped Call Transactions. The options underlying the Additional Capped Call Transactions can, at the Company’s option, remain outstanding until November 1, 2024, which is the maturity date for the Notes, even if all or a portion of the Notes are converted, repurchased or redeemed prior to such date.

The Additional Capped Call Transactions are separate transactions, in each case, entered into by the Company with the Option Counterparties, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Additional Capped Call Transactions.

The foregoing description is qualified in its entirety by reference to the text of the letter agreements in respect of the Additional Capped Call Transactions, which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Issuance of Additional Notes” is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Items 1.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

The Company’s offering of the Additional Notes to the Initial Purchasers was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement, including that the Initial Purchasers would only offer, sell or deliver the Notes to persons whom they reasonably believe to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act.

The Additional Notes and the shares of the Company’s Class A common stock issuable upon conversion of the Additional Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or applicable exemption from registration requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

4.1	Indenture, dated as of November 19, 2018, by and between Wayfair Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on November 19, 2018) (File No. 001-36666).

4.2	Form of 1.125% Convertible Senior Notes due 2024 (included in Exhibit 4.1).

10.1	Letter Agreement, dated November 27, 2018, between Morgan Stanley & Co. LLC and Wayfair Inc. regarding the Additional Capped Call Transactions.

10.2	Letter Agreement, dated November 27, 2018, between Goldman Sachs & Co. LLC and Wayfair Inc. regarding the Additional Capped Call Transactions.

10.3	Letter Agreement, dated November 27, 2018, between Bank of America, N.A. and Wayfair Inc. regarding the Additional Capped Call Transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: November 29, 2018	By:	/s/ Enrique Colbert
	Name: Title:	Enrique Colbert General Counsel and Secretary